                            AMENDED AND RESTATED
                          SHAREHOLDERS' AGREEMENT

      THIS AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT is made effective as of the 22nd day of November, 1996, by and among Conning Corporation, a Missouri corporation formerly known as Conning Asset Management Company (the "Corporation"), General American Life Insurance Company, a Missouri corporation ("General American"), General American Holding Company, a Missouri corporation which is a wholly owned subsidiary of General American ("GAHC"), and the other persons who are parties to this Agreement or may become parties to this Agreement, as indicated by their signatures below or on an additional signature page hereto (the "Other Parties"). GAHC and the Other Parties are hereinafter sometimes referred to collectively as "Shareholders" or individually as a "Shareholder."

                                RECITALS
                                --------

      A. The capital stock of the Corporation consists of (i) Class A Voting Common Stock, par value $.01 per share (the "Voting Common Stock"), (ii) Class B Non-Voting Common Stock, par value $.01 per share (the "Non-Voting Common Stock"), (iii) Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"); and (iv) Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"). In addition, the Corporation has outstanding options to purchase shares of Non-Voting Common Stock which were granted pursuant to the Corporation's 1995 Flexible Stock Plan (the "1995 Options") and pursuant to the Corporation's 1996 Flexible Stock Plan (the "1996 Options"). The Series A Preferred Stock, the shares of Non-Voting Common Stock issued upon conversion of the Series A Preferred Stock and the shares of Voting Common Stock issued upon conversion of such Non-Voting Common Stock are referred to collectively as the "Series A Shares". The Series B Preferred Stock, the shares of Non-Voting Common Stock issued upon conversion of the Series B Preferred Stock and the shares of Voting Common Stock issued upon conversion of such Non-Voting Common Stock are referred to collectively as the "Series B Shares." The Series A Preferred Stock and the Series B Preferred Stock are referred to collectively as the "Preferred Stock." The shares of Non-Voting Common Stock issuable upon exercise of the 1995 Options and the 1996 Options are referred to as the "1995 Option Shares" and the "1996 Option Shares," respectively, and the "Option Shares," collectively. The 1995 Options and the 1996 Options are referred to collectively as the "Options".

      B. The parties hereto desire to amend and restate the provisions of this Agreement as set forth herein.

      C. The Shareholders own all of the outstanding shares of the capital stock (the "Shares") of the Corporation and/or hold all of the outstanding Options.

      D. The parties hereto desire to insure that the Shares remain closely held by persons knowledgeable about the Corporation's business and to provide for continuity and harmony in the management of the Corporation.

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      E.  The parties hereto desire to provide for the orderly disposition of the Shares in certain events, including the death or disability of any of the Shareholders or the termination of a Shareholder's employment with the Corporation.

                                 AGREEMENTS
                                 ----------

      1.    General Restrictions on Transfer.
            --------------------------------

      (a) From and after the date hereof until the termination of this Agreement, no Shareholder will in any manner, whether directly or indirectly, voluntarily, involuntarily or by operation of law, sell, assign, convey, pledge, give, mortgage, hypothecate, create any security interest in, or otherwise encumber, dispose of or otherwise transfer, any interest in any Shares of Non-Voting Common Stock or Preferred Stock (together with any securities issued upon exchange or conversion of Shares of Non-Voting Common Stock or Preferred Stock or upon any reclassification, recapitalization or exchange thereof, the "Restricted Shares") except pursuant to the provisions of this Agreement. This Agreement shall apply to all transfers of Restricted Shares (now owned or hereafter acquired) by the Shareholders, whether voluntary, involuntary or by operation of law, resulting from death or otherwise.

      (b) Notwithstanding the foregoing, a Shareholder may transfer Restricted Shares pursuant to applicable laws of descent and distribution (excluding community property laws) or to such Shareholder's spouse and descendants (whether natural or adopted) or to any trust solely for the benefit of either that Shareholder and/or his or her spouse and/or descendants, provided that: (i) the restrictions and rights contained in this Agreement will continue to be applicable to the Restricted Shares after any such transfer, and (ii) the transferee(s) of such Restricted Shares agrees in writing to be bound by the provisions of this Agreement.

      2.    Put Option/Purchase Obligation Upon Death, Total Disability or
            -------------------------------------------------------------
Termination of Employee Shareholders.
------------------------------------

      (a) Upon the death, Total Disability (as hereinafter defined) or termination of employment for any reason prior to August 11, 1998 of a Shareholder who, at such time, is an employee of the Corporation or a subsidiary of the Corporation or General American (an "Employer") and provided that there has not been a Qualified IPO (as defined in Section 16.3) by such time, such Shareholder's estate or such disabled or terminated Shareholder shall have an option to sell all, but not less than all, of the Series A Shares which the deceased, disabled or terminated Shareholder owned at his death, disability or termination to General American, or at General American's sole election to any affiliate other than the Corporation, for the price established in Section 11.2.

      (b) Upon the death, Total Disability or termination of employment for any reason prior to November 22, 2001 of a Shareholder who, at such time, is an employee of an Employer or a director of the Corporation and provided there has been no Qualified IPO by such time, the Corporation shall have the obligation, assignable in the Corporation's sole discretion to an affiliate of the Corporation, to purchase, and such Shareholder's estate or such disabled or terminated Shareholder shall be obligated to sell to the Corporation or its designee, all but not

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
less than all of the Series B Shares which the deceased, disabled or terminated Shareholder owned at his death, disability or termination for the price established in Section 11.2. With respect to any Shareholder who is both an employee of an Employer and a director of the Corporation, "termination of employment" for purposes of this paragraph shall mean the later of the termination of such employment or the termination of such directorship.

      (c) The option described in Section 2(a) shall be exercisable at any time after the date of death, disability or termination of the Shareholder. The option set forth in Section 2(a) shall remain exercisable, notwithstanding any transfers proposed pursuant to Section 3, and shall supersede any purchase options arising upon involuntary transfers pursuant to
Section 4.

      (d) Total Disability means having a physical or mental condition which renders the Shareholder incapable of performing his duties and responsibilities with an Employer for a period of six months. Determination of Total Disability will be made by a physician selected by the Corporation. If the determination of such physician differs from the opinion as to disability of the Shareholder's physician, the two physicians shall select a third physician, whose determination shall be binding on both parties.

      3.    Purchase Option Upon Voluntary Transfer of Restricted Shares.
            ------------------------------------------------------------
Except as otherwise provided herein and except in conjunction with an IPO (as defined in Section 16.3) of Shares, a Shareholder may transfer Restricted Shares to another person or entity only in a bona fide sales transaction and only in accordance with the following procedure:

      3.1   Notice of Transfer.  If a Shareholder proposes to transfer
            ------------------
Restricted Shares of which he/she is either the beneficial or legal owner to any person(s) or entity, he/she shall give a written notice of transfer to the Corporation and each other Shareholder specifying: (i) the Shareholder's intention to transfer Restricted Shares; (ii) the number of Restricted Shares proposed to be transferred; (iii) the name, business and residence address of the proposed transferee(s); and (iv) the amount of the consideration and the other terms of sale.

      3.2   General American's Option to Purchase; Purchase Price.  For a
            -----------------------------------------------------
period of thirty (30) days from the receipt of the notice of transfer, General American (or at General American's sole election, any affiliate other than the Corporation) shall have the option to purchase some or all of the Series A Shares proposed to be sold. Any such sale shall be for such consideration and under such terms as contemplated by the notice of transfer.

      3.3   Corporation's Option to Purchase; Purchase Price.  For a period of
            ------------------------------------------------
thirty (30) days from the receipt of the notice of transfer, the Corporation (or at the Corporation's sole election, an affiliate of the Corporation) shall have the option to purchase some or all of the Series B Shares proposed to be sold, if any. Any such sale shall be for such consideration and under such terms as contemplated by the notice of transfer.

      3.4   Shareholders' Option to Purchase; Purchase Price.  In the event
            ------------------------------------------------
all of the Restricted Shares subject to the purchase options described in Sections 3.2 and 3.3 are not purchased, the non-transferring Shareholders shall each have the option to purchase up to his/her

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Pro Rata Share (as hereinafter defined) of the remaining unpurchased Restricted
Shares at the price and on the terms specified in the notice of transfer by delivering written notice of such election to the transferring Shareholder and the Corporation within thirty (30) days after the expiration of the purchase options described in Sections 3.2 and 3.3. A Shareholder's "Pro Rata Share" shall mean a number of Restricted Shares equal to the total number of unpurchased Restricted Shares multiplied by a fraction, the numerator of which is the number of Restricted Shares owned by that Shareholder and the denominator of which is the number of Restricted Shares owned by all non-transferring Shareholders.

      4.    Purchase Option Upon Involuntary Transfer.  If at any time
            -----------------------------------------
Restricted Shares are transferred by operation of law to any person or entity (such as, but not limited to, pursuant to a will or the laws of descent and distribution, a property division in conjunction with a divorce proceeding, a Shareholder's trustee in bankruptcy, or a purchaser at any creditor's or court sale), the Corporation, within sixty (60) days of the Corporation's receipt of actual notice of the transfer, may exercise an option to purchase some or all of the Restricted Shares so transferred for the price established in Section 11.2.

      5.    Put Option Relating to Series A Shares.  If there has been no
            --------------------------------------
Qualified IPO on or before August 11, 1998, each Shareholder who holds Series A Shares and who was a shareholder or option holder of Conning, Inc. (f/k/a Conning Corporation) prior to August 11, 1995 shall have an option to sell to General American (or at General American's sole election any affiliate other than the Corporation), and General American shall have the obligation to purchase, all, but not less than all, of his/her Series A Shares for the price established in Section 11.2. The option described in this Section shall be exercisable at any time after August 11, 1998.

      6.    Purchase Options Relating to Series A Shares.
            --------------------------------------------

      6.1   Purchase Option If No Qualified IPO by August 11, 2002.  If there
            ------------------------------------------------------
has been no Qualified IPO on or before August 11, 2002, General American shall have the option, assignable in General American's discretion to any affiliate other than the Corporation, to purchase some or all of the outstanding Series A Preferred Stock for the price established in Section
11.2. The option described in this Section shall be exercisable at any time after August 11, 2002 but is subject to each Series A Preferred Stockholder's right to convert the Series A Preferred Stock to Non-Voting Common Stock.
The option set forth in this Section shall remain exercisable, notwithstanding any transfers proposed or accomplished pursuant to Section 3.

      6.2   Purchase Option If No Qualified IPO by August 11, 2005.  If
            ------------------------------------------------------
there has been no Qualified IPO on or before August 11, 2005, General American shall have the option, assignable in General American's discretion to any affiliate other than the Corporation, to purchase some or all of the outstanding Series A Shares for the price established in Section 11.2. The option described in this Section shall be exercisable at any time after August 11, 2005. The option set forth in this Section shall remain exercisable, notwithstanding any transfers proposed or accomplished pursuant to Section 3.

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      7.    Put Option Relating to Series B Shares If No Qualified IPO by
            ------------------------------------------------------------
November 22, 2001.  If there has been no Qualified IPO on or before November
-----------------
22, 2001, each Shareholder who holds Series B Shares and who is, at such time, an employee of Conning & Company or an affiliate thereof or a director of the Corporation, shall have an option to sell to the Corporation (or at the Corporation's sole election any affiliate of the Corporation), and the Corporation shall have the obligation to purchase, all, but not less than all, of his/her Series B Shares for the price established in Section 11.2. The option described in this Section shall be exercisable at any time after November 22, 2001.

      8.    Purchase Option With Respect to Conning Assets or Stock.
            -------------------------------------------------------

      8.1   Notice of Transfer.  If at any time prior to a Qualified IPO the
            ------------------
Corporation proposes to sell all or substantially all of the capital stock of Conning & Company or a material portion of the assets of Conning & Company (including, without limitation, the Conning name), the Corporation shall give a written notice of transfer to all Shareholders who were employees of Conning Corporation or Conning & Company prior to August 11, 1995 and who own Series A Shares, 1995 Options and/or 1995 Option Shares specifying: (i) the Corporation's intention to make such sale, (ii) the name and business address of the proposed transferee(s); and (iii) the amount of the consideration and the other material terms of sale.

      8.2   Shareholders' Option to Purchase; Purchase Price.  For a period of
            ------------------------------------------------
sixty (60) days from the receipt of the notice of transfer set forth in
Section 8.1, Shareholders who were employees of Conning Corporation or Conning & Company prior to August 11, 1995 and who own Series A Shares, 1995 Options and/or 1995 Option Shares, shall have the option to purchase all, but not less than all, of the capital stock or assets proposed to be sold pursuant to the notice of transfer. For purposes of this Section 8, all eligible Shareholders who deliver notice to the Corporation during such sixty day period stating his or her desire to exercise the option granted in this
Section 8 shall be deemed to have exercised the option granted in this
Section 8 as a group and shall thereafter appoint an authorized representative to act on such group's behalf. Any sale to such group of Shareholders shall be for such consideration and under such terms as contemplated by the notice of transfer, provided that the Corporation shall not be required to allocate the stock or assets proposed to be sold among the Shareholders comprising the group that has exercised the option granted in this Section 8 and shall only be obligated to sell such stock or assets to the group comprised of such Shareholders as a single entity.

      9.    Purchase Options.
            ----------------

      9.1   General American's Purchase Option.  General American (or at
            ----------------------------------
General American's sole election, any of its affiliates, other than the Corporation) shall have the option to purchase 50% of the Series A Shares (excluding fractional shares) and the Shareholders shall have the obligation to sell such stock for the price established in Section 11.1. The option described in this Section 9.1 shall be exercisable concurrently with the proposals to amend this Agreement by adding this Section 9.1. All Shareholders required to participate in said purchase option shall participate on a basis which is pro rata among them based upon the percentage of

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Series A Shares then held by such Shareholder divided by the aggregate of the number of all Series A Shares held by all such Shareholders.

      9.2   Corporation's Purchase Option.  If at any time there is a
            -----------------------------
Qualified IPO on or after March 31, 1998, the Corporation (or at the Corporation's sole election, any affiliate of the Corporation) shall have the option to purchase and each Shareholder shall have the obligation to sell to the Corporation all, but not less than all, of his/her Series B Preferred Stock for the price established in Section 11.1, subject to the right of such Shareholder to convert such Series B Preferred Stock. The option described in this Section 9.2 shall be exercisable during the thirty day period preceding closing of the Qualified IPO, subject to the occurrence of such closing. In the Shareholder's discretion, the conversion of the Series B Preferred Stock may be made contingent upon the consummation of the IPO.

      10.   Exercise of Options and Effect of Non-Exercise of Options.
            ---------------------------------------------------------

      10.1  Exercise of Options.  In order to exercise any option(s) granted
            -------------------
pursuant to this Agreement, a party shall do so by delivering written notice of exercise of the option within the time provided in the applicable Section hereof to the transferring Shareholder, the Corporation or the transferee, as the case may be. Copies of all such documents shall be delivered to the Corporation.

      10.2  Forfeiture, Waiver or Noncompliance.
            -----------------------------------

      (a) If an option granted hereunder is forfeited, waived or not exercised in compliance with Section 3, the Restricted Shares may be transferred, within thirty (30) days after the expiration of the option period granted to the other Shareholders, to the transferee named in the notice required by Section 3, for such consideration and upon such terms therein stated, which Restricted Shares when so transferred shall be subject to the terms of this Agreement. No Section 3 transfer shall be valid if the transfer is not made within the aforesaid thirty (30) day period or is not for the consideration and upon the terms or to the transferee stated in the notice required of the transferring Shareholder by Section 3.

      (b) If an option is forfeited, waived or not exercised in compliance with Section 4, the Restricted Shares shall, in the hands of the transferee, be subject to the terms, conditions and restrictions of this Agreement.

      (c) If an option is forfeited, waived or not exercised in compliance with Section 8, the capital stock or assets may be transferred, within one hundred twenty (120) days after the expiration of the option period granted to the Shareholders, to the transferee named in the notice required by
Section 8, for such consideration and upon such terms therein stated.  No
Section 8 transfer shall be valid if the transfer is not made within the aforesaid one hundred twenty (120) day period or is not for the consideration and upon the terms or to the transferee stated in the notice required of the Corporation by Section 8.

      11.   Purchase Price.
            --------------

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      11.1  Purchase Price on Put/Purchase Option Pursuant to Purchase Options.
            ------------------------------------------------------------------
The price for each Series A Share to be purchased pursuant to the option granted in Section 9.1 shall be $11.25. The price for each Share of Series B Preferred Stock to be purchased pursuant to the option granted in Section 9.2 shall be $5.33, plus accrued but unpaid dividends.

      11.2  Purchase Price on Other Events.  The price of each Share to be
            -------------------------------
purchased pursuant to Section 2, 4, 5, 6 or 7 shall be equal to:

            (a) in the case of Shares of Series A Preferred Stock, a price per share equal to the Fair Market Value (as defined in Section 16.3) of each share of Non-Voting Common Stock into which such Preferred Stock is then convertible;

            (b) in the case of Shares of Series B Preferred Stock, a price per share equal to the Fair Market Value of each share of Non-Voting Common Stock into which such Preferred Stock is then convertible, less the per share amount required to be paid on conversion of such Preferred Stock; and

            (c) in the case of Shares of Non-Voting Common Stock, the Fair Market Value of each such Share.

      11.3  Payment of the Purchase Price.  The purchase price for Shares
            -----------------------------
purchased pursuant to this Agreement shall be paid in full by check at the closing of such purchase.

      11.4  Obligations of General American Unconditional.  General American
            ---------------------------------------------
hereby absolutely and unconditionally agrees to purchase all Shares which any Shareholder elects to sell pursuant to Section 2(a) or Section 5 hereof at the price established in Section 11.2. The purchase obligations of General American under this Agreement shall be absolute and unconditional and shall remain in full force and effect until all payments and obligations of General American under this Agreement shall have been fully and finally paid and performed. Notwithstanding any assignment by General American to any affiliate of any of its obligations hereunder, the Shareholders shall have the right to proceed first and directly against General American under this Agreement without proceeding against any other party or exhausting any other remedies which such Shareholder may have.

      12.   The Closing.
            -----------

      12.1  Time of Closing.  (a) In the case of the purchase of Shares under
            ---------------
Section 2, the closing shall occur on the date which is no later than the earlier of thirty (30) days after the exercise of the option or the triggering of the purchase obligation provided therein or one hundred twenty
(120) days after the deceased Shareholder's death or the date of the determination of disability or termination, as the case may be.

      (b) In the case of a purchase of Shares or assets, as the case may be, under Section 3, Section 8 or Section 9.1, the closing shall be on the date which is set forth in the notice provided for in such Sections.

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      (c)   In the case of a purchase of Shares under Section 4, 5, 6 or 7, the closing shall occur on the thirtieth day after the exercise of the option provided therein.

      (d) In the case of a purchase of Shares under Section 9.2, the closing shall be effective concurrently with or, in the purchaser's discretion, immediately after the closing of the Qualified IPO.

      (e) The parties agree to promptly take such further actions and to execute and deliver such documents, instruments or agreements as may be reasonably required to effect the transfer of title to the Shares pursuant to this Agreement.

      12.2  Absence of Liens.  All Shares (or other property transferred
            ----------------
pursuant to Section 8) shall be delivered to the Corporation or purchasing Shareholder(s) free and clear of all liens, claims and encumbrances excepting only those for which provision is expressly made in this Agreement or the terms of such sale, and said Shares shall be transferred on the books of the Corporation to the purchaser.

      13.   Legend on Certificates.
            ----------------------

      (a) All Shares now or hereafter owned by the Shareholders of the Corporation shall be subject to the provisions of this Agreement and the certificates representing Shares, including Shares in the hands of permitted transferees, shall bear the following legend:

      "The sale, transfer or encumbrance of this certificate is subject to an Agreement between the Corporation and all of its Shareholders. A copy of this Agreement is on file in the office of the Secretary of the Corporation. The Agreement provides, among other things, for certain obligations to sell and to purchase the Shares evidenced by this certificate, for a designated purchase price. By accepting the Shares evidenced by this certificate, the holder agrees to be bound by said Agreement."

      (b) Each Shareholder understands that the certificates representing Shares, including Shares in the hands of permitted transferees, shall also bear the following legend:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933 or any applicable state law. They may not be offered for sale, sold, transferred or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) at holder's expense, an opinion (satisfactory to the Company) that registration is not required."

      14.   Termination.
            -----------

      14.1  Complete Termination.  This Agreement and all restrictions on the
            --------------------
Restricted Shares created hereby shall terminate on the occurrence of any of the following events:

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
            (a) A single Shareholder becoming the owner of all of the Shares of the Corporation which are then subject to this Agreement.

            (b) The execution of a written instrument by the Corporation and all of the Shareholders who then own Shares or Options subject to this Agreement which terminates the same.

            (c)   The occurrence of a Qualified IPO.

      14.2  Effect.  The termination of this Agreement for any reason (i)
            ------
shall not affect any right or remedy existing hereunder prior to the effective date of its termination, and (ii) shall not terminate the provisions of Section 15, which shall survive such termination according to its terms.

      15.   Management and Board of the Corporation.
            ---------------------------------------

      15.1  Compensation.  For the three years after August 11, 1995, the
            -------------
Corporation will maintain the general approach and methodology to cash compensation (bonus and salary) of employees and venture capital carried interest allocations as are currently in effect at Conning, Inc. (f/k/a Conning Corporation). Prior to the end of 1996, the Corporation will complete a compensation study with the goal of creating comparable compensation plans for the operating subsidiaries of the Corporation characterized by market pricing and performance incentives.

      15.2  Composition of the Board.  The Corporation shall have a Board of
            -------------------------
Directors comprised of not more than seven members. There will be a minimum of 2 members of the management of Conning, Inc. (f/k/a Conning Corporation) (including Maurice W. Slayton or his successor) on the Board of Directors of the Corporation during the period ending upon the earlier of: (i) August 11, 2000 or (ii) the occurrence of a Qualified IPO. The president of Conning, Inc. (f/k/a Conning Corporation) will serve on the Compensation Committee of the Board of Directors of the Corporation, and will participate in the compensation study referred to in Section 15.1 above and in formulating recommendations regarding compensation. This Section 15.2 shall terminate upon the earlier to occur of August 11, 2000 or a Qualified IPO.

      15.3  Management of the Corporation.  (a) Maurice W. Slayton shall serve
            ------------------------------
as President of the Corporation, President of Conning Asset Management
Company (f/k/a GAIMCO) and as President and CEO of Conning, Inc. (f/k/a Conning Corporation), which will survive as an operating subsidiary of the Corporation. Leonard Rubenstein will serve as Chairman and CEO of the Corporation and as Chairman and CEO of Conning Asset Management Company, which will survive as an operating subsidiary of the Corporation.

      (b) Maurice W. Slayton will serve as a senior member of management of the Corporation with responsibility for (i) marketing for the Corporation and its subsidiaries, (ii) manager of the Corporation's Hartford office, (iii) participation in identifying and negotiating acquisitions, and (iv) participation in the development and execution of an initial public offering of the Shares of the Corporation.

      (c) Maurice W. Slayton will be consulted on the following: (i) business plan development for combining subsidiary operations and (ii) titles and roles for senior management of Conning, Inc.

      (d) In the event Maurice W. Slayton ceases to be President of the Corporation and President and CEO of Conning, Inc., General American shall select a senior member of the Corporation's or Conning, Inc.'s management who is a former shareholder of Conning, Inc. to assume the responsibilities prescribed for Mr. Slayton in clauses 15.3(b)(iv) and 15.3(c)(i) above. This
Section 15.3 shall terminate upon the earlier to occur of August 11, 1998 or a Qualified IPO.

      16.   General Provisions.
            ------------------

      16.1  Governing Law.  This Agreement shall in all respects be construed
            -------------
in accordance with and governed by the substantive laws of the State of Missouri, without reference to its choice of law rules.

      16.2  Conflict with Articles or Bylaws.  It is expressly agreed that
            --------------------------------
whether or not the Articles or Bylaws of the Corporation fully incorporate the provisions hereof, or any of them, the parties' rights and obligations shall be governed by this Agreement which shall prevail in the event of any ambiguity or any inconsistency between this Agreement and the Articles and Bylaws.

      16.3  Definitions.  (a) Unless the context otherwise requires, the words
            -----------
"Shareholder" and "Shareholders" shall for all purposes of this Agreement mean and include: (1) all of the individual parties hereto; (2) all persons to whom any Shares may hereafter be transferred; and (3) all employees and directors who may acquire any Shares of the Corporation which may hereafter be issued. Similarly, the term "Shares" applies to any class of Shares which the Corporation now or hereafter is authorized to issue.

      (b) The words "IPO," "Qualified IPO" and "Conversion Rate" shall for all purposes of this Agreement have the meanings ascribed thereto in the Corporation's Articles of Incorporation as in effect on the date of execution hereof.

      (c) The term "Fair Market Value" shall mean: On any date specified herein, the amount per share of the Voting Common Stock (as if the Non-Voting Common Stock had been converted to Voting Common Stock), equal to the fair value thereof determined by an Independent Financial Expert. The following procedures shall be utilized in determining fair value.

            (i) The value of the Voting Common Stock shall be determined by an Independent Financial Expert (to be selected as provided in Section 16.3(d) below) using one or more valuation methods that the Independent Financial Expert in its professional judgment determines to be most appropriate but without giving effect to the discount for any lack of liquidity of the Voting Common Stock or to the fact that the Corporation may have no class of securities registered under the Securities Exchange Act of 1934. In performing its analysis, the Independent Financial Expert shall, among other things, consider public market valuations of companies which it deems comparable to the Corporation. The Independent Financial Expert shall deliver, promptly upon completion, to the Corporation and to each of the parties who will be a party to any transaction resulting from the exercise of an option pursuant to the notice referred to in Section
      10.1 (the "Interested Parties"), a report stating the method of valuation considered or used and the fair value of said Voting Common Stock as of the date of the exercise notice referred to in Section
      10.1 and containing a statement as to the nature and scope of the examination or investigation upon which the determination of value was made (the "Value Report").

            The Independent Financial Expert shall consult with management of the Corporation in order to allow management to provide information and data relevant to, and comment on the proposed value of, such Independent Financial Expert's Value Report.

            (ii) Within five business days of delivery of any notice by a party of the exercise of an option which requires a determination of Fair Market Value, the Corporation shall give written notice to each Shareholder who will be a party to the transactions resulting from the exercise of such options (the "Holders") of the Corporation's choice of an Independent Financial Expert to prepare the Value Report. Within five business days after the date of this notice, Holders owning a majority of the shares identified in any notice of option exercise or in any series of notices delivered within the same 10 business day period shall notify the Corporation in writing (the "Holders' IFE Notice") of their approval or disapproval of the Corporation's initial choice of Independent Financial Expert and, in the event of disapproval, such Holders shall propose an alternative firm as Independent Financial Expert. Failure to deliver written notice of approval or disapproval within such 10 business day period shall be deemed approval of such initial choice of the Corporation. Within two business days after its receipt of the Holders' IFE Notice, the Corporation shall notify the Holders of its approval or disapproval of their selection. If the Corporation does not accept the Independent Financial Expert chosen by the Holders, then the two Independent Financial Experts previously selected pursuant to this section shall promptly be requested by the Corporation and Holders to jointly select a firm to act as Independent Financial Expert to prepare the Value Report. Their joint selection, which shall be made within five business days, shall be final and binding upon the Interested Parties.

            (iii) The Corporation shall consult and cooperate with the selected Independent Financial Expert to facilitate the final delivery of its Value Report no later than forty-five (45) calendar days after the date of the notice of option exercise, unless the parties to such transaction agree to a different time or delivery. The Value Report shall be final and binding upon the Interested Parties.

      (d) The term "Independent Financial Expert" means a nationally recognized investment banking firm, ranking in the top twenty (as determined by the Securities Industry

Association, Inc. or a similar securities information data company) lead managers for primary common stock offerings in the year prior to the year in which it is called upon to give independent financial advice to the Corporation as described herein and that does not (and whose directors, officers and Affiliates do not) have a material direct or indirect financial interest in the Corporation or any of its Affiliates and that does not provide any advice or opinions to the Corporation or any of its Affiliates except as an Independent Financial Expert. The Corporation will bear the expense of compensation of the Independent Financial Expert for services or opinions it may provide in that capacity.

      16.4  Remedies for Breach.  The Shares are unique chattels and each
            -------------------
party to this Agreement shall have the remedies which are available to him or it for the violation of any of the terms of this Agreement, including, but not limited to, the equitable remedies for specific performance and injunctive relief.

      16.5  Notices.  All notices provided for by this Agreement shall be made
            -------
in writing (1) either by actual delivery or (2) by the mailing of the notice in the United States mail to the last known address of the party entitled thereto, registered or certified mail, return receipt requested. Copies of such notices shall be mailed to:

      James L. Nouss, Jr., Esq.
      Bryan Cave LLP
      One Metropolitan Square
      211 North Broadway, Suite 3600
      St. Louis, MO  63102-2750

      Matthew P. McCauley
      Vice President and Assistant General Counsel
      General American Life Insurance Company
      700 Market Street
      St. Louis, MO  63101

      Thomas L. Fairfield, Esq.
      LeBoeuf, Lamb, Greene & MacRae, LLP
      Goodwin Square
      225 Asylum Street
      Hartford, CT  06103

      16.6  Amendment.  This Agreement may be amended or altered at any time
            ---------
if the amendment or alteration is both ratified by the Board of Directors of the Corporation and consented to in writing by all other parties hereto.

      16.7  Descriptive Headings.  Titles to Sections are for information
            --------------------
purposes only.

      16.8  Binding Effect.  This Agreement is binding upon and inures to the
            --------------
benefit of the Corporation, its successors, assigns, and transferees, and to the Shareholders and their respective heirs, personal representatives, successors and permitted assigns and transferees.

      17.   Second Flight of Options.  The Corporation hereby acknowledges and
            ------------------------
agrees that coincident with an IPO, at least 100,000 employee or director stock options with a strike price equal to the Common Stock equivalent per share price of stock sold by the Corporation in said IPO will be granted to certain directors or key employees of the Corporation and its subsidiaries, subject to concurrence by the managing underwriter of the Corporation's IPO; provided, that the Corporation shall retain discretion with respect to the allocation of options among directors and employees.

      18.   Inapplicability of Restrictions to General American.  None of
            ---------------------------------------------------
Sections 1, 2, 3, 4, 5 or 6 hereof, including, without limitation, the restriction on transfer and other provisions thereof, shall apply to any Shares of Non-Voting Common Stock or Preferred Stock (or Restricted Shares issued upon conversion or exchange of Shares of Non-Voting Common Stock or Preferred Stock or upon any reclassification, recapitalization or exchange thereof) held by General American, any parent of General American, any subsidiary of General American, or any subsidiary of any parent of General American (collectively, the "General American Entities") or any assignee or transferee of any of the General American Entities.

      IN WITNESS WHEREOF, the parties have executed this Agreement June 11,
1997.

                                    CONNING CORPORATION


                                    By: /s/ Leonard M. Rubenstein
                                      -----------------------------------------
                                    Name:   Leonard M. Rubenstein
                                    Title:  Chairman and Chief Executive


                                    GENERAL AMERICAN LIFE INSURANCE
                                    COMPANY


                                    By: /s/ Richard A. Liddy
                                      -----------------------------------------
                                    Name:   Richard A. Liddy
                                    Title:  Chairman, President and Chief
                                            Executive Officer



                                    GENERAL AMERICAN HOLDING COMPANY


                                    By: /s/ Richard A. Liddy
                                      -----------------------------------------
                                    Name:   Richard A. Liddy
                                    Title:  President


                    [Signature Page Continued On Following Two Pages]

   COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT
   --------------------------------------------------------------------------

/s/ Maurice W. Slayton
---------------------------------
Maurice W. Slayton
Dated:  5/28/97

/s/ Thomas A. Byrne
----------------------------------
Thomas A. Byrne
Dated:  May 17, 1997

/s/ Mark E. Hansen
----------------------------------
Mark E. Hansen
Dated:  6/3/97

/s/ Scott E. Daniels
----------------------------------
Scott E. Daniels
Dated:  5/24/97

/s/ Paul J. Sellier
----------------------------------
Paul J. Sellier
Dated:  6/11/97

/s/ Gerard Vecchio
----------------------------------
Gerard Vecchio
Dated:  June 3, 1997

/s/ Seth C. Miller
----------------------------------
Seth C. Miller
Dated:  5-19-97

/s/ Fred M. Schpero
----------------------------------
Fred M. Schpero
Dated:  5/14/97

/s/ Gary K. Ransom
----------------------------------
Gary K. Ransom
Dated:  5/27/97

/s/ John A. Corroon
----------------------------------
John A. Corroon
Dated:  June 11, 1997

/s/ David N. Reid
----------------------------------
David N. Reid
Dated:  6-5-97

/s/ Thomas D. Sargent
----------------------------------
Thomas D. Sargent
Dated:  6-5-97

/s/ Daniel J. Mainolfi
----------------------------------
Daniel J. Mainolfi
Dated:  6/5/97

/s/ John B. Clinton
----------------------------------
John B. Clinton
Dated:  5/30/97

/s/ Steven F. Piaker
----------------------------------
Steven F. Piaker
Dated:  6/1/97

/s/ Gordon G. Pratt
----------------------------------
Gordon G. Pratt
Dated:  June 5, 1997

/s/ William C. Shenton
----------------------------------
William C. Shenton
Dated:  6-5-97

/s/ Donald L. McDonald
----------------------------------
Donald L. McDonald
Dated:  6/1/97

/s/ John B. Kleiman
----------------------------------
John B. Kleiman
Dated:  June 5, 1997

/s/ Leonard M. Rubenstein
----------------------------------
Leonard M. Rubenstein
Dated:  5/27/97

/s/ Stephan L. Christiansen
----------------------------------
Stephan L. Christiansen
Dated:  6/6/97

/s/ Laura R. Caro
----------------------------------
Laura R. Caro
Dated:  5/23/97

--------------------------


/s/ Stephen R. Pivacek
----------------------------------
Stephen R. Pivacek
Dated:  6-3-97

/s/ David A. Kaslow
----------------------------------
David A. Kaslow
Dated:  5/19/97

/s/ Michael D. McLellan
----------------------------------
Michael D. McLellan
Dated:  5-29-97

/s/ Joann T. Tanaka
----------------------------------
Joann T. Tanaka
Dated:  5/27/97

/s/ William Bennett
----------------------------------
William Bennett
Dated:  5/20/97

/s/ John W. Marske
----------------------------------
John W. Marske
Dated:  5/21/97

/s/ William L. Frields
----------------------------------
William L. Frields
Dated:  May 20, 1997

/s/ Mark A. Blassie
----------------------------------
Mark A. Blassie
Dated:  5-20-97

/s/ David B. Vignolo
----------------------------------
David B. Vignolo
Dated:  5/20/97

/s/ Douglas R. Koester
----------------------------------
Douglas R. Koester
Dated:  5/21/97

/s/ Scott Sparks
----------------------------------
Scott Sparks
Dated:  May 19, 1997

/s/ Robert St. Cyr
----------------------------------
Robert St. Cyr
Dated:  5-16-97

/s/ W. Michael Cody
----------------------------------
W. Michael Cody
Dated:  5/13/97

/s/ William E. Rotatori
----------------------------------
William E. Rotatori
Dated:  June 4, 1997

/s/ Claude A. Fongemie
----------------------------------
Claude A. Fongemie
Dated:  6-4-97

/s/ Sabra R. Brinkmann
----------------------------------
Sabra R. Brinkmann
Dated:  6/3/97

/s/ Frank D. Campbell
----------------------------------
Frank D. Campbell
Dated:  5/27/97

/s/ Allen A. Mossien
---------------------------------
Allen A. Mossien
Dated:  5/19/97

/s/ Paul Goulekas
----------------------------------
Paul S. Goulekas
Dated:  6/5/97

/s/ Richard A. Liddy
----------------------------------
Richard A. Liddy
Dated:  June 11, 1997

/s/ Bruce B. Brodie
----------------------------------
Bruce B. Brodie
Dated:  6-3-97